Sources Of Revenue	6 Months Ended
Jun. 30, 2016
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

9. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient’s ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 apply solely to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company’s Health Care revenue, for the six months ended June 30, 2016 and 2015.

	June 30, 2016	June 30, 2015

Medicare program	$2.582.988	$2.468.783
Private/alternative payors	2.608.736	2.336.037
Medicaid and other government sources	317.420	264.900
Hospitals	497.416	439.038
Total patient service revenue	$6.006.560	$5.508.758